UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

ENDI CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ENDI CORP. 2023 Annual Meeting Vote by May 21, 2023 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 1 OF 2 322,224 148,294 30# Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in ENDI CORP. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 22, 2023. Get informed before you vote View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 08, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 22, 2023 10:00 AM EST To be held virtually at: www.colonialstock.com/ENDI2023 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. ENDI CORP. 2023 Annual Meeting Vote by May 21, 2023 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1.1 Steven L. Kiel For 1.2 Abigail Posner For 2 To ratify the appointment of Brown, Edwards & Company, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. 3 To approve the ENDI Corp. 2022 Omnibus Equity Incentive Plan For 4 To approve, on an advisory basis, the compensation of the Company's named executive officers For 5 To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation. 3 Years NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. FLASHID-JOB# 1.00000 322,224 148,294

ENDI Corp. 2400 OLD BRICK ROAD, SUITE 115 GLEN ALLEN, VA 23060 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Monday, May 22, 2023 «FName» «Address12» «Address3» «COUNTRY» Control #: «ControlNumberExt» As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, Endi Corp. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items The board of directors recommends a vote “FOR” all the nominees for director in Proposal 1, “FOR” Proposals 2 through 4 and “FOR” a three-year frequency for Proposal 5. 1. ELECTION OF DIRECTORS 1. Steven L. Kiel 2. Abigail Posner 2. To ratify the appointment of Brown, Edwards & Company, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. 3. To approve the ENDI Corp. 2022 Omnibus Equity Incentive Plan. 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 5. To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation. HOW TO ACCESS THE PROXY MATERIALSThe annual report to security holders is available online at: www.colonialstock.com/ENDI2023 HOW TO VOTE BY INTERNET www.colonialstock.com/ENDI2023On the above website, you can vote by clicking "Vote" and then entering the control number above as directed. BY PHONE 877-285-8605 BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605. IN PERSON Vote in person at the meeting. MEETING INFORMATION Meeting Type: Annual Meeting Meeting Date: May 22, 2023 10:00 AM EST Meeting Location: TO BE HELD VIRTUALLY:www.colonialstock.com/ENDI2023 TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS: If you want to receive a paper or e-mail copy of this document, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 12, 20231. By Phone: (877) 285-86052. By Internet: www.colonialstock.com/ENDI20233. By Email annualmeeting@colonialstock.comIf requesting materials by email, please include the control number listed above with your request.

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